UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  September 13, 2005


                          TRADESTREAM GLOBAL CORP.

            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                 123 COMMERCE VALLEY DRIVE EAST, SUITE 300,
                        THORNHILL, ONTARIO   L3T 7W8
                  (Address of principal executive offices)

                              (905) 882-0221
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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The following current report under Section 13 or 15(d) of the Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-11 or Rule 15d-11:


ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

On September 13, 2005, Orlando Silvestri resigned as our president, chief executive and one of our directors.

On September 13, 2005, Antonio Manna resigned as one of our directors.

As such, we do not currently have a president, chief executive officer. Our board of directors is actively searching for qualified officers to fill these positions. At such time as our board of directors appoints officers to fill these positions, we will file a current report on Form 8-K to disclose the appropriate information regarding such persons.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    Exhibit 99.1 - Press release dated September 13, 2005.







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                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  September 13, 2005           TRADESTREAM GLOBAL CORP.


                                     Per: /s/ Kalson G.H. Jang
                                          ------------------------------
                                          KALSON G.H. JANG
                                          Chairman



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